SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On March 12, 2025, the Company canceled 11,500,000 of founder stock options and concurrently granted 5,730,000 replacement stock options. These new options vest in three equal annual tranches on each grant date anniversary. The founders have five years to exercise each tranche after it vests. The stock options are subject to continued employment with the Company.
2025 Credit Agreement
On March 18, 2025, the Company entered into a credit agreement (the “2025 Credit Agreement”) with TCW Asset Management Company, LLC and the 2025 Credit Agreement lenders. The 2025 Credit Agreement provides for a five-year secured first lien (i) term loan facility in an aggregate principal amount of $175.0 million (the “Term Loans”) and (ii) revolving loan facility in an aggregate principal amount of up to $30.0 million.
The proceeds of the initial borrowings under the 2025 Credit Agreement were used to (i) repay and terminate the 2022 Credit Agreement, (ii) pay fees and expenses relating to the 2025 Credit Agreement and (iii) fund working capital and for general corporate purposes.
As of the issuance date of these financial statements, the 2025 Term Loans’ outstanding balance is $175.0 million. The 2025 revolving loan facility has $15.0 million drawn with $15.0 million remaining available. The 2022 Credit Agreement including its revolving line of credit has been fully extinguished.